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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 27, 2003



                           YARDVILLE NATIONAL BANCORP
                 (Exact name of issuer as specified in charter)



           NEW JERSEY                  0-26086                 22-2670267
  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
       of Incorporation or               file                Identification
          Organization)                 number)                  Number)

                                 2465 KUSER ROAD
                           HAMILTON, NEW JERSEY 08690
                    (Address of principal executive offices)


                                 (609) 585-5100
                         (Registrant's telephone number,
                              including area code)



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Item 5 - Other Events.

                  As is more fully described in the attached press release that is incorporated herein by reference, on January 27, 2003, Yardville National Bancorp reported financial results for the fourth quarter and fiscal year ended December 31, 2002.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

              99           Yardville National Bancorp Press Release dated
                           January 27, 2003

                                          Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              YARDVILLE NATIONAL BANCORP


Date: January 27, 2003                        By: /s/ Stephen F. Carman
                                                  ---------------------
                                                  Stephen F. Carman
                                                  Vice President and Treasurer



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                                Index to Exhibits

Exhibit No.      Description
-----------      -----------

     99          Yardville National Bancorp Press Release dated January 27, 2003